UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 11, 2005 (March 9, 2005)

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

107 Audubon Road, #5

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices, including Zip Code)

(781) 246-0700

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.  Entry into Material Definitive Agreement.

On March 9, 2005, Implant Sciences Corporation (the “Company”) entered into a purchase agreement (the “Agreement”) to acquire all of the issued and outstanding capital stock of Accurel Systems International Corporation, a California corporation (“Accurel”) from its two shareholders, Majid Ghafghaichi and Vahe Sarkissian (the “Stockholders”). This transaction (the “Transaction”) is being structured as purchase and sale of all the issued and outstanding common stock of Accurel in return for an aggregate consideration of $11,300,000, consisting of $6,000,000 in cash, a secured promissory note in the amount of $1,650,000, secured by a lien on all of Accurel’s equipment (the “Note”) and $3,650,000 of the Company’s common stock, equal to 419,099 shares calculated at $8.73 per share  (subject to certain adjustments; such stock the “Stock Consideration”).

Reference is made to each of the Agreement, the Note, the Note and Security Agreement and the Holdback and Escrow Agreement, each of which is being filed as an Exhibit to this Form 8-K. All statements made with respect to the transaction discussed in this Item 1.01 are qualified by such reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The following describes certain of the material terms of the Transaction. The description below is not a complete description of the material terms of the Transaction and is qualified in its entirety by reference to the agreements entered into in connection with the Transaction which are included as exhibits to this Current Report on Form 8-k:

On March 9, 2005 (the “Closing Date”), the Company completed the acquisition of Accurel as described in Item 1.01 above.   In connection with the Transaction, the Company (i) paid $6,000,000 in cash; (ii) issued 419,099 shares as the Stock Consideration and (iii) issued the Note to the Stockholders.

The Stockholders have agreed not to sell any of their shares of common stock for a period three months from the Closing Date (the “Lock-Up Period”).  Pursuant to the terms of the Agreement, the shares of common stock comprising the Stock Consideration will be adjusted in the event that the average closing price for the Company’s common stock on the 20 trading days prior to the last day of the Lock-Up Period is either greater than 25% higher or less than 25% lower than $8.73 per share. The Company has agreed to use its “best-efforts” to have a registration statement declared effective with the Securities and Exchange Commission, registering the resale of all of the shares of common stock included in the Stock Consideration.

Additionally, pursuant to the terms of the Agreement, $500,000 (the “Holdback Amount”) will be held back by the Company, pursuant to a holdback and escrow agreement (the “Holdback Agreement”), for a period of twelve (12) months from the Closing Date (the “Holdback Period”) for the purpose of settling any undisclosed liabilities that may be discovered by the Company during the Holdback Period and for indemnification of any breach of the representations and warranties made by Accurel and the Stockholders in the Agreement.  To the extent there are no claims against the Holdback Amount, it will decrease every three months by $125,000 over the course of the Holdback Period.

Note Maturity Date and Interest Rate. The Note matures 120 days from March 9, 2005 (the “Maturity Date”), absent earlier redemption by the Company.  Interest on the Note is equal to a simple rate 5%.

Payment of Interest and Principal; Holdback. Principal and accrued interest on the Note are payable in full on the Maturity Date, subject to prepayment by the Company of such amounts.  The Holdback Amount will be funded with the proceeds of the repayment of the Note and repayment of amounts in excess of the Holdback Amount then in effect will be paid to the Stockholders.  Amounts in escrow which exceed the Holdback Amount then in effect will disbursed, as applicable, from time to time during the Holdback Period.

Right to Prepay Note. The Company has the option of prepaying the outstanding principal amount in whole or in part at any time before the Maturity Date, subject to the Holdback Amount then in effect.

Security for Note and Default. The Note is secured by a lien on substantially all of Accurel’s equipment (the “Collateral”), pursuant to the terms of a note and security agreement executed by the Company. Should the Company default under the terms of the Note, the Company shall owe the Stockholders a penalty fee equal to 25% of the then-outstanding amount due under the Note; should the Company not cure such default within 30 days, on the 31st day the Company shall owe the Stockholders a penalty fee equal to a total of 50% of the amount then due under the Note; should the Company not cure such default within 30 days thereafter, the Stockholders may exercise their rights against the Collateral.  All payments due under the Note are subject to the Holdback Amount in effect at such time.

Registration Rights.  The Company is obligated to file a registration statement on Form S-3 (or if Form S-3 is not available another appropriate form) registering the resale of shares of the Company’s common stock issued to the Stockholders as Stock Consideration, within 30 days of March 9, 2005 and use its best efforts to have the registration statement declared effective as soon as practicable thereafter.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 2.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a description of the terms of a financing transaction that included the issuance of a secured note in the aggregate principal amount of $1,650,000.

Item 7.01.  Regulation FD Disclosure.

On March 10, 2005, the Company issued a press release announcing completion of the Transaction described in Item 2.01 above.

The press release is attached hereto as Exhibit 99. 1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.  To be filed by amendment to this Form 8-K.

(b) Pro Forma Financial Information. To be filed by amendment to this Form 8-K.

(c) Exhibits.

2.1	Stock Purchase Agreement dated March 9, 2005 by and among the Company, Accurel and the Stockholders.
2.2	Form of the Secured Promissory Note dated March 9, 2005 made out by the Company in favor of the Stockholders.
2.3	Note and Security Agreement dated March 9, 2005 by and among the Company, Accurel and the Stockholders.
2.4	Holdback and Escrow Agreement dated March 9, 2005 by and among the Company, the Stockholders and the Escrow Agent thereunder.
99.1	Press Release of the Company, dated March 10, 2005.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

Date: March 11, 2005	By: /s/ A. J. Armini
A. J. Armini, Chief Executive Officer